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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uniprop Manufactured Housing Communities Income Fund (the "Company") on Form 10-Q for the period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Gloria A. Koster, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

/s/ Paul M Zlotoff
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Principal Executive Officer,
General Partner of P.I. Associates Limited Partnership
President & Director of GP P.I. Associated Corp.

May 11, 2004